NOTICE OF EXTENSION AND CHANGE


To the OFFER TO PURCHASE AND TAKEOVER BID CIRCULAR dated September 25, 1996 in respect of the offer by AOD Acquisition Corp., a wholly-owned subsidiary of American Oilfield Divers, Inc., for all of the issued and outstanding Common Shares of Hard Suits Inc.


TO:         THE HOLDERS OF COMMON SHARES
            OF HARD SUITS INC.


            This Notice of Extension and Change extends the offer (the "Offer") made by AOD Acquisition Corp. (the "Offeror"), a wholly-owned subsidiary of American Oilfield Divers, Inc. ("AOD"), to purchase all of the common shares without par value ("Common Shares") of Hard Suits Inc. ("Hard Suits") issued and outstanding at the Expiry Time, on the terms and conditions set forth in the offer to purchase (the "Offer to Purchase") and the accompanying circular (the "Circular") dated September 25, 1996, as amended by the Notice of Extension dated October 16, 1996 (the "Notice of Extension") and the Notice of Variation dated October 18, 1996 (the "Notice of Variation") to 12:01 a.m. (Vancouver time) on November 8, 1996 and discloses the entering into of a Lock-Up Agreement (the "Lock-Up Agreement") dated October 28, 1996 among Rene T. Nuytten ("Nuytten"), the Offeror and AOD with respect to Nuytten's agreement to tender his shares to the Offeror and the entering into of an Acquisition Agreement (the "Acquisition Agreement") dated October 28, 1996 among Nuytten, Edward G. Hauptmann, David
S. Porter, Hard Suits, the Offeror and AOD with respect to certain transitional provisions regarding the acquisition by the Offeror of the Common Shares of Hard Suits.

            This Notice of Extension and Change also effects certain consequential amendments to the Offer to Purchase and the Circular, as amended by the Notice of Extension and the Notice of Variation (together the "Offer Documents"). Except as otherwise set forth in this Notice of Extension and Change, the terms and conditions previously set forth in the Offer Documents will continue to be applicable in all respects, and this Notice of Extension and Change should be read in conjunction with the Offer Documents. Unless the context requires otherwise, the capitalized terms not defined herein have the meanings set forth in the Offer Documents. The term "Amended Offer" means the Offer Documents, as amended by this Notice of Extension and Change.


1.          Extension of the Offer
            The Offeror gives notice that it has varied the Offer by extending the Expiry Time of the Offer from 12:01 a.m. (Vancouver time) on October 30, 1996 to 12:01 a.m. (Vancouver time) on November 8, 1996. Accordingly, the "Expiry Time" as defined on page 4 of the Offer Documents is hereby amended to read as follows:

            ""Expiry Time" means 12:01 a.m. (Vancouver time) on November 8, 1996, or such later time and date or times and dates as may be fixed by the Offeror from time to time pursuant to SectionE5 of the Offer, "Extension and Variation of the Offer;"

2.          Time for Acceptance
            The Amended Offer is open for acceptance until 12:01 a.m. (Vancouver time) on November 8, 1996, or until such later time and date to which the Amended Offer may be further extended, unless withdrawn by the Offeror.

3.          Manner of Acceptance
            The  Amended  Offer  may  be  accepted  in the manner set out in
Section 3 of the Offer to Purchase, "Manner of Acceptance".

4.          Withdrawal of Deposited Common Shares
            As disclosed in the Offer Documents, any Common Shares deposited under the Offer may be withdrawn by or on behalf of the depositing Shareholder at the place of deposit at any time before 12:01 a.m. (Vancouver time) on November 8, 1996.

            The manner in which withdrawals of the Common Shares deposited pursuant to the Offer to Purchase must be effected are set out in Section 8 of the Offer to Purchase, "Withdrawal of Deposited Common Shares", as amended by the Notice of Extension.

5.          Date by Which Common Shares Must be Taken up by the Offeror
            If all of the conditions referred to under Section 4 of the Offer to Purchase, "Conditions of the Offer", have been fulfilled or waived, the Offeror will become obligated to take up and pay for the Common Shares validly deposited and not withdrawn pursuant to the Offer not later than 10 days after the Expiry Time and to make such payment for the Common Shares taken up as soon as practicable, but in any event not later than three days, after taking up the Common Shares. In accordance with applicable law, the Offeror will take up and pay for Common Shares deposited under the Offer subsequent to the date on which it first takes up Common Shares deposited under the Offer not later than 10 days after the deposit of such Common Shares.

6.          Arrangements with Hard Suits
            On October 28, 1996, the Offeror entered into the Lock-Up Agreement with Nuytten and AOD. Under the Lock-Up Agreement, Nuytten has agreed to irrevocably deposit not less than 1,500,000 Common Shares, being all of the shares then beneficially owned by Nuytten, pursuant to the Amended Offer. Nuytten has further agreed to deposit any additional Common Shares acquired by him upon exercise of any outstanding options or warrants. AOD has agreed to advance to Price Waterhouse, AOD's auditors, Cdn.$1,000,000. These funds will be used to repay bona fide liabilities of Hard Suits, including certain liabilities owed to Nuytten and certain fees payable in connection with the termination of the financing which was to have been provided by British Columbia Mercantile Corporation and Ventura Management Inc. Nuytten has also agreed to surrender for cancellation all of the Class A Performance shares of Hard Suits owned by him.

            On October 28, 1996, the Offeror entered into the Acquisition Agreement with Nuytten, Ed Hauptmann, David Porter, Hard Suits and AOD. Under the Acquisition Agreement, upon Nuytten tendering his Common Shares into the Amended Offer, Mr. Nuytten and Mr. Hauptmann will resign as directors and officers of Hard Suits and its corporate subsidiaries. Rod Stanley, the Vice-President International Operations of AOD and Doug Irwin of Vancouver, British Columbia will be appointed directors of Hard Suits. Concurrently, AOD will fund or arrange for Cdn.$500,000 in working capital financing for Hard Suits. The Cdn.$500,000 working capital financing and the Cdn.$1,000,000 financing described above will bear interest at 8.5% per annum, calculated and payable monthly at the end of each month and will be secured by a general security agreement in a form satisfactory to AOD acting reasonably, constituting a first charge on all the assets of Hard Suits, subject only to a prior charge in favour of Federal Business Development Bank in an amount of not more than Cdn.$40,000.

7.          Price Range and Trading Volume of the  Common  Shares  Since the
Date of the Offer
            The Common Shares are listed and posted for trading on the TSE. The volume of trading and price ranges of the Common Shares on the TSE since the date of the Offer are set forth in the following table:

Period (1996)                      High      Low     Volume
September 25....................   $1.45    $1.33    61,000
September 26....................    1.55     1.40    47,900
September 27....................    1.50     1.42    20,100
September 30....................    1.51     1.43    91,700
October 1.......................    1.42     1.42    11,300
October 2.......................    1.47     1.30    57,800
October 3.......................    1.45     1.43   128,100
October 4.......................    1.46     1.40     7,800
October 7.......................    1.50     1.30   303,000
October 8.......................    1.52     1.48    74,400
October 9.......................    1.53     1.48    53,500
October 10......................    1.52     1.45   106,600
October 11......................    1.50     1.48    84,200
October 15......................    1.50     1.48   171,133
October 16......................    1.49     1.40   101,900
October 17......................    1.49     1.40    75,033
October 18......................    1.60     1.59   165,100
October 21......................    1.60     1.55    35,300
October 22......................    1.60     1.55    33,600
October 23......................    1.60     1.56     9,099
October 24......................    1.59     1.57     6,000
October 25......................    1.60     1.50    45,000
October 28......................    1.62     1.59    49,700

8.          Statutory Rights
            Securities legislation in certain of the provinces and territories of Canada provides holders of Common Shares with, in addition to any other rights they may have at law, rights of rescission or to damages, or both, if there is a misrepresentation in a circular or notice that is required to be delivered to the holders of Common Shares. However, such rights must be exercised within prescribed time limits. Holders of Common Shares should refer to the applicable provisions of the securities legislation of their province or territory for particulars of those rights or consult with a lawyer.


                   APPROVAL AND CERTIFICATE

            The contents of the Offer and accompanying Circular, as amended by the Notice of Extension dated October 16, 1996, by the Notice of Variation dated October 18, 1996 and by this Notice of Extension and Change (collectively, the "Amended Offer"), have been approved, and the sending, communication or delivery thereof to the Shareholders of Hard Suits Inc. has been authorized, by the Board of Directors of the Offeror. The Amended Offer contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made. In addition, the Amended Offer does not contain any misrepresentation likely to affect the value or the market price of the common shares of Hard Suits Inc. which are the subject of the Offer.

DATE: October 29, 1996




       (Signed) GEORGE C. YAX                   (Signed) CATHY M. GREEN
       Chairman of the Board,                  Vice President-Finance and
President and Chief Executive Officer           Chief Financial Officer



                    On behalf of the Board of Directors


    (Signed) RODNEY W. STANLEY                 (Signed) QUINN J. HEBERT
             Director                                   Director